UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 18, 2017

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-3034	XCEL ENERGY INC.	41-0448030
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 18, 2017, Xcel Energy Inc. (Xcel Energy) provided notice to the New York Stock Exchange (NYSE) that it intends to voluntarily delist its common stock, par value $2.50 per share (Common Stock), from the NYSE after the close of trading on December 29, 2017 and intends to transfer the listing of its Common Stock to The NASDAQ Stock Market LLC (NASDAQ) effective as of the opening of trading on January 2, 2018. Xcel Energy’s Common Stock has been authorized for listing on NASDAQ and will continue to trade under the stock symbol “XEL”.

A copy of the press release issued by Xcel Energy announcing the transfer to NASDAQ is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.01	Press Release dated December 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 19, 2017	Xcel Energy Inc. (a Minnesota corporation)

/s/ ROBERT C. FRENZEL
Robert C. Frenzel
Executive Vice President, Chief Financial Officer